UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2025

FRIEDMAN INDUSTRIES, INCORPORATED
(Exact name of registrant as specified in its charter)

Texas	1-07521	74-1504405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1121 Judson Road Suite 124, Longview, Texas 75601
(Address of principal executive offices, including zip code)

(903) 758-3431
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value	FRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Friedman Industries, Incorporated (the “Company”), a leading manufacturer and processor of steel products, announced today it will transfer its common stock listing to the Nasdaq Global Select Market (“Nasdaq”) and commence trading effective April 8, 2025, under the symbol “FRD”. The Company’s common stock will continue to trade on the NYSE American through market close on April 7, 2025.

Item 8.01 Other Events

On March 27, 2025 the Company issued a press release announcing it will transfer its common stock listing to the Nasdaq Global Select Market (“Nasdaq”) and commence trading effective April 8, 2025, under the symbol “FRD”. The Company’s common stock will continue to trade on the NYSE American through market close on April 7, 2025.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished pursuant to Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit

No.                   Exhibit Description

99.1                   Press Release, dated March 27, 2025, by Friedman Industries, Incorporated

104                   Cover Page Interactive Data File - The cover page XBRL tags from this Current Report on Form 8-K are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         March 27, 2025

FRIEDMAN INDUSTRIES, INCORPORATED

By:	/s/ Alex LaRue
Alex LaRue
Chief Financial Officer - Secretary and Treasurer